UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Act of 1934, as amended.

         Date of Report (Date of earliest event reported): July 14, 2009


                           NORTHERN EXPLORATIONS, LTD.
             (Exact name of registrant as specified in its charter)

        Nevada                      333-125068                  26-3633813
(State of Incorporation)       (Commission File No.)       (IRS Employer ID No.)

                      8655 East Via de Ventura, Suite G200
                            Scottsdale, Arizona 85258
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (480) 346-1535

       Copies of all communications, including all communications sent to the agent for service of process, should be sent to:

                      Blair Krueger, Esq., Attorney at Law
                             The Krueger Group, LLP
                             5771 La Jolla Boulevard
                           La Jolla, California 92037
                            Telephone: (858) 405-7385
                            Facsimile: (858) 456-2540
                            blair@thekruegergroup.com
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ALL  STATEMENTS  CONTAINED IN THIS CURRENT  REPORT OR IN THE EXHIBITS  FURNISHED
WITH THIS CURRENT REPORT, OTHER THAN STATEMENTS OF HISTORICAL FACT, ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS CURRENT REPORT AND ARE BASED ON OUR CURRENT PLANS AND EXPECTATIONS, AND THEY INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL FUTURE EVENTS OR RESULTS TO BE DIFFERENT THAN THOSE DESCRIBED IN OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE THOSE RELATING TO: OUR
RELATIONSHIPS WITH STRATEGIC PARTNERS; DIFFICULTIES IN INTEGRATING ACQUIRED BUSINESSES; CHANGES IN ECONOMIC, POLITICAL OR REGULATORY CONDITIONS OR OTHER TRENDS; AND OUR ABILITY TO ATTRACT AND RETAIN QUALIFIED PERSONNEL. FURTHER INFORMATION ABOUT THESE MATTERS CAN BE FOUND IN OUR SECURITIES AND EXCHANGE COMMISSION FILINGS. EXCEPT AS REQUIRED BY APPLICABLE LAWS OR REGULATIONS, WE DO NOT UNDERTAKE ANY OBLIGATION TO UPDATE OUR FORWARD-LOOKING STATEMENTS TO REFLECT FUTURE EVENTS OR CIRCUMSTANCES.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 14, 2009, Northern Explorations, Ltd., a Nevada corporation ("Northern"), and Dominus Energy, AG, a Switzerland corporation ("Dominus"), entered into a Farm-in Agreement by which Northern acquired from Dominus Ten Percent (10%) of Dominus' Thirty Five Percent (35%) participatory interest in Archer's oil and gas interests totaling 638 net acres in the Randall Island Prospect (the "Agreement"). Under the Agreement, Northern is obligated to pay Dominus the amount of $475,000 as memorialized in a promissory note which matures and becomes due and payable on July 13, 2011. A copy of the Agreement is filed as Exhibit 2.1 to this Current Report, and is expressly incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.  The  following  exhibits are or will be filed  herewith:

Exhibit
Number                             Description
------                             -----------

10.1        Farm-In Agreement for Farm-In to Randall Island Prospect


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NORTHERN EXPLORATIONS, LTD.


Dated: July 17, 2009                       By: /s/ Mark Schaftlein
                                               ---------------------------------
                                               Mark Schaftlein
                                               Chief Executive Officer


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                                 EXHIBIT INDEX

Exhibit
Number                             Description
------                             -----------

10.1        Farm-In Agreement for Farm-In to Randall Island Prospect